Exhibit 10.9

AMENDMENT NO. 1 TO
LETTER AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of October 26, 2022 (the “Effective Date”) to the Letter Agreement (as defined below) is entered into by and among CENAQ Energy Corp., a Delaware corporation (“PubCo”), CENAQ Sponsor LLC, a Delaware limited liability company (“Sponsor”), Bluescape Clean Fuels Holdings, LLC, a Delaware limited liability company (the “Company”) and Bluescape Clean Fuels Intermediate Holdings, LLC, a Delaware limited liability company (“Holdings”). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Letter Agreement (as defined below).

WHEREAS, reference is made to that certain Business Combination Agreement (as the same may be amended, supplemented or modified, the “BCA”), dated as of August 12, 2022, by and among, PubCo, Holdings, the Company, Verde Clean Fuels OpCo, LLC, a Delaware limited liability company and wholly-owned subsidiary of PubCo, and, solely with respect to Section 6.18 of the BCA, Sponsor;

WHEREAS, PubCo, Sponsor, Holdings and the Company are parties to that certain Letter Agreement, dated as of August 12, 2022 (the “Letter Agreement”);

WHEREAS, the parties hereto desire to amend the Letter Agreement as set forth herein; and

WHEREAS, Section 12 of the Letter Agreement provides that the Letter Agreement may be amended by a written instrument executed by all parties thereto.

NOW, THEREFORE, for good and valuable consideration, the undersigned each agree as follows:

1. Amendments.

(a) Effective as of the Effective Date, the second sentence of Section 4 of the Letter Agreement is hereby amended and restated in its entirety as follows:

“Subject to the satisfaction or waiver of each of the conditions to Closing set forth in Sections 7.01 and 7.02 of the BCA, effective immediately prior to the earlier of the Closing and the conversion of any share of PubCo Class B Common Stock held by Sponsor, Sponsor hereby waives any and all rights it has or will have under Section 4.3(b)(ii) of the PubCo Charter in excess of the conversion ratio set forth in Section 4.3(b)(i) of the PubCo Charter.”

(b) Effective as of the Effective Date, the first sentence of Section 5(a) of the Letter Agreement is hereby amended and restated in its entirety as follows:

“Sponsor shall receive 3,487,500 shares of PubCo Class A Common Stock at or prior to Closing as a result of the conversion of its shares of PubCo Class B Common Stock pursuant to Section 4.3(b)(i) of the PubCo Charter. Upon and subject to the Closing, 3,234,375 of such shares (the “Sponsor Subject Shares”) shall become subject to potential forfeiture if the $15.00 Triggering Event (as defined below) or the $18.00 Triggering Event (as defined below) (each, a “Triggering Event”), as applicable, does not occur within the Forfeiture Period (as defined below), with the applicable portion of such Sponsor Subject Shares no longer being subject to forfeiture upon the occurrence of the applicable Triggering Event.”

2. Miscellaneous. This Amendment shall be construed and interpreted in a manner consistent with the provisions of the BCA. In the event of any conflict between the terms of this Amendment and the BCA, the terms of the BCA shall govern. The provisions set forth in Sections 8.05 (Waiver), 9.03 (Severability), 9.05 (Parties in Interest), 9.06 (Governing Law), 9.07 (Waiver of Jury Trial), 9.09 (Counterparts), 9.10 (Specific Performance) and 9.11 (No Recourse) of the BCA, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Amendment, mutatis mutandis.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

CENAQ SPONSOR LLC

By:	/s/ J. Russell Porter
Name:	J. Russell Porter
Title:	Chief Executive Officer

Acknowledged and agreed

as of the Effective Date:

CENAQ Energy Corp.

By:	/s/ J. Russell Porter
Name:	J. Russell Porter
Title:	Chief Executive Officer

Signature Page to Amendment No. 1 to

letter Agreement

Acknowledged and agreed

as of the Effective Date:

Bluescape Clean Fuels Holdings, LLC

By:	/s/ Ernest B. Miller
Name:	Ernest B. Miller
Title:	Chief Executive Officer

Signature Page to Amendment No. 1 to

letter Agreement

Acknowledged and agreed

as of the Effective Date:

Bluescape Clean Fuels INTERMEDIATE HOLDINGS, LLC

By:	/s/ Ernest B. Miller
Name:	Ernest B. Miller
Title:	Chief Executive Officer

Signature Page to Amendment No. 1 to

letter Agreement